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                                 UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

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                                 July 15, 2003
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                Date of Report (Date of earliest event reported)


                           INTERNATIONAL PAPER COMPANY
                           ---------------------------
             (Exact name of registrant as specified in its charter)

        New York                                    1-3157                        13-0872805
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(State or other jurisdiction                     (Commission                     (IRS Employer
   of incorporation)                             File Number)                  Identification No.)



          400 Atlantic Street, Stamford, Connecticut           06921
          -------------------------------------------------------------
          (Address of principal executive offices)           (Zip Code)


                                  203-541-8000
                                  ------------
              (Registrant's telephone number, including area code)




            ---------------------------------------------------------
          (Former name or former address, if changed since last report)






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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                  .

Item 7.          Financial Statements and Exhibits.

                 (99) Press Release issued by International Paper Company dated July 15, 2003.



Item 9.          Regulation FD Disclosure.

                 On July 15, 2003, International Paper Company issued a press release announcing a favorable decision in a lawsuit brought by International Paper against 22 insurers.








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                                    SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                             INTERNATIONAL PAPER COMPANY
                                                    (Registrant)


Date:    July 16, 2003                      By /s/ Barbara L. Smithers
                                               -----------------------
Stamford, Connecticut                             Barbara L. Smithers
                                                  Vice President and  Secretary


                          STATEMENT OF DIFFERENCES
                          ------------------------
The registered trademark symbol shall be expressed as...................'r'
The service mark symbol shall be expressed as...........................'sm'